November 14, 2023
Pioneer Select Mid Cap Growth VCT Portfolio
Supplement to the Summary Prospectus dated May 1, 2023
Portfolio summary
Effective November 14, 2023, the following replaces the corresponding information under the heading “Management” in the section entitled “Portfolio summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Ken Winston (lead portfolio manager), Senior Vice President of Amundi US (portfolio manager of the portfolio since 2013); Shaji John, Senior Vice President of Amundi US
(portfolio manager of the portfolio since 2013); David Sobell, Senior Vice President and Senior Equity Analyst of Amundi US (portfolio manager of the portfolio since
2016); and Timothy P. Stanish, Managing Director, Director of Mid Cap Equities, US
of Amundi US (portfolio manager of the portfolio since November 2023)

33557-00-1123
©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC